Exhibit 10.8

Execution Version

CREDIT DEFAULT PROTECTION AGREEMENT

THIS CREDIT DEFAULT PROTECTION AGREEMENT (the “Agreement”) is made and entered into as of July 1, 2015, by and between Elastic@Work, LLC, a Delaware limited liability company (“E@W”), and Elastic SPV, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“ESPV”). Each party to this Agreement may be referred to herein as a “Party” or collectively as “Parties.”

RECITALS

WHEREAS, ESPV has entered into (i) a Participation Agreement of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Participation Agreement”) with Republic Bank & Trust Company, a Kentucky chartered state bank (“RB”), pursuant to which ESPV may from time to time acquire certain Participation Interests in Advances, including the Receivables and the Collections related thereto (as each such term is defined below), and (ii) a Participation Interest Purchase and Sale Agreement of even date herewith (the “Participation Interest Purchase and Sale Agreement”) with Elastic@Work, LLC, a Delaware limited liability company (“E@W”), pursuant to which ESPV will acquire from E@W certain Participation Interests in Advances, including the Receivables and Collections related thereto;

WHEREAS, VPC Investor Fund B, LLC (the “Lender”), Victory Park Management, LLC (the “Agent”) and ESPV have entered into a Financing Agreement of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Financing Agreement”) pursuant to which Lender shall extend a credit facility to ESPV to facilitate the purchase by ESPV of Participation Interests from time to time pursuant to the Participation Agreement and the Participation Interest Purchase and Sale Agreement;

WHEREAS, in connection with the transactions contemplated by the Financing Agreement, E@W has agreed to provide ESPV with credit risk insurance in the form of Credit Default Payments (as defined below) to ESPV in return for the payment by ESPV of E@W Credit Risk Premiums (as defined below) pursuant to the terms of this Agreement; and

WHEREAS, as collateral security for E@W’s potential Credit Default Payment obligations under this Agreement, E@W has agreed to deposit funds into the Operating Account (as defined below) from time to time to be used (i) for the payment by E@W of ESPV Credit Default Payments pursuant to the terms of this Agreement, and (ii) for the purchase by ESPV of Participation Interests pursuant to the Participation Agreement and the Participation Interest Purchase and Sale Agreement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties, intending to be legally bound, agree as follows:

1. Defined Terms. As used herein, the following terms have the following meanings and capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Participation Agreement or, if not defined therein, the Financing Agreement:

“Account” shall have the meaning assigned to such term in the Participation Agreement.

“Additional Amount” shall have the meaning specified in Section 8(a).

“Administrative Services Agreement” shall mean the Administrative Services Agreement of even date herewith by and between ESPV and Elevate@Work Admin, LLC, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Advance” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Advance Fee” shall have the meaning assigned to such term in the Participation Agreement.

“Affiliates” shall mean with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

“Agent Fee” shall have the meaning assigned to such term in the Administrative Services Agreement.

“Agreement” shall have the meaning set forth in the introductory paragraph.

“Applicant” shall mean a prospective Borrower.

“Borrowers” shall mean any obligor on an Account.

“Business Day” means a day other than Saturday, Sunday or a public holiday on which banks are authorized or required to be closed under the laws of the State of Delaware.

“Credit Advance” shall mean an advance by Lender to ESPV pursuant to the Financing Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall have the meaning given to such term in the Security Agreement.

“Collections” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Defaulted Account” means an Account that has been charged off in accordance with the Program Guidelines due to a default by a Borrower.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

“E@W” shall have the meaning set forth in the introductory paragraph.

“E@W Credit Risk Premium” shall mean, for any given calendar month, [****].

“ESPV” shall have the meaning set forth in the introductory paragraph.

“ESPV Credit Default Payment” shall mean, for any given calendar month, [****].

“Finance Charge Receivables” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Financing Agreement” shall have the meaning set forth in the recitals.

“Fixed Return” shall have the meaning assigned to such term in the Administrative Services Agreement.

“Governmental Authority” shall mean any federal or state government (or any political subdivision of any of the foregoing), and any agency, authority, commission, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, whether or not any such Governmental Authority has jurisdiction over a Party.

“Initial Advance” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Law or Laws” shall mean all applicable state and federal codes, statutes, laws, permits, rules, regulations, interpretations, regulatory guidance, ordinances, orders, policies, determinations, judgments, writs, injunctions, decrees and common law and equitable rules, causes of action, remedies and principles as the same may be amended, modified, supplemented or superseded from time to time, and any requirements of any Governmental Authority with appropriate jurisdiction.

“Lender” shall have the meaning set forth in the recitals.

“Maintenance Fee” shall have the meaning assigned to such term in the Administrative Services Agreement.

“Material Adverse Effect” shall mean a material adverse effect on: (i) the business operations, properties, assets, condition (financial or otherwise) of a Party; (ii) the ability of a Party to fully and timely perform its obligations under this Agreement; (iii) the legality, validity, binding effect, or enforceability against a Party of this Agreement; or (iv) the rights, remedies and benefits available to a Party under this Agreement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

“Minimum Charge” shall have the meaning assigned to such term in Exhibit A to the Participation Agreement.

“Operating Account” shall have the meaning assigned to such term in the Administrative Services Agreement.

“Other Taxes” shall have the meaning set forth in Section 8(b).

“Participation Agreement” shall have the meaning set forth in the recitals.

“Participation Fee” shall have the meaning assigned to such term in the Participation Agreement.

“Participation Interest” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Participation Percentage” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Party” shall have the meaning set forth in the introductory paragraph.

“Person” means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Principal Receivables” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Program” shall have the meaning assigned to such term in the Participation Agreement.

“Program Guidelines” shall have the meaning assigned to such term in the Financing Agreement.

“Purchase Premium” shall have the meaning assigned to such terms in the Participation Agreement.

“Realized Loss” shall mean, with respect to each Defaulted Account, an amount as of the date of such liquidation, equal to (i) the Principal Receivables then due and owing in respect of such Defaulted Account, plus (ii) all accrued and unpaid Finance Charge Receivables in respect of such Defaulted Account, minus (iii) any Recoveries in respect of such Defaulted Account.

“RB” shall have the meaning set forth in the recitals.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

“Receivables” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Recoveries” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Requirements” shall mean all Laws applicable to the Parties or the transactions contemplated by the Transaction Documents.

“Reserve Deposit” shall mean, with respect to each Credit Advance, an amount equal to [****] of such Credit Advance.

“Security Agreement” shall have the meaning given to such term in the Financing Agreement.

“Servicing Fees” shall have the meaning assigned to such term in the Participation Agreement.

“Subsequent Advance” shall have the meaning assigned to such term in the Participation Agreement or the Participation Interest Purchase and Sale Agreement (as the case may be).

“Taxes” shall mean any and all current or future (a) foreign, federal, state or local income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, parking, unclaimed property/escheatment, natural resources, severance, stamp, occupation, occupancy, ad valorem, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax of any kind whatsoever, (b) any liability for the payment of amounts of the type described in clause (a) hereof as a result of being at any time a transferee of, or a successor in interest to, any person, and (c) any interest, penalties or additions to tax or additional amounts (whether disputed or not) in respect of the foregoing.

“Transaction Documents” shall mean this Agreement, the Participation Agreement, the Administrative Services Agreement, the Financing Agreement and each of the other agreements, documents, certificates or other instruments delivered in connection with the transactions contemplated hereby and thereby.

“Victory Park” shall mean Victory Park Capital Advisors, LLC, a Delaware limited liability company, or its successors and assigns.

“Victory Park Fee” shall have the meaning assigned to such term in the Administrative Services Agreement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2. Distributions.

(a)	No later than ten (10) Business Days after the end of each calendar month, ESPV shall pay or cause to be paid to Victory Park the Fixed Return for such prior calendar month out of Collections received in respect of the Participation Interests;

(b)	No later than ten (10) Business Days after the end of each calendar month, but only after payment in full of the Fixed Return as contemplated by the preceding clause (a) with respect to such calendar month, ESPV shall pay or cause to be paid to E@W the E@W Credit Risk Premium, if any, for such calendar month by wire transfer of immediately available funds to accounts specified in writing by E@W; provided that, no such E@W Credit Risk Premium, or any part thereof, shall be paid or otherwise distributed to E@W pursuant to this clause (b) upon the occurrence and during the continuance of an Event of Default; and

(c)	No later than ten (10) Business Days after the end of each calendar month, E@W shall pay or cause to be paid to ESPV the ESPV Credit Default Payment, if any, for such calendar month by wire transfer of immediately available funds to accounts specified in writing by ESPV.

ESPV acknowledges that the obligation of E@W to pay ESPV Credit Default Payments to ESPV pursuant to clause (c) above is a material inducement to ESPV to enter into this Agreement and the Participation Agreement, and is a material factor in ESPV’s agreement to pay to E@W the E@W Credit Risk Premiums pursuant to clause (b) above.

3. Deposits into Operating Account. Upon the funding of each Credit Advance by Lender to ESPV, E@W shall deposit or cause to be deposited an amount equal to the Reserve Deposit into the Operating Account. The Reserve Deposits shall be used solely (i) for the payment by E@W of ESPV Credit Default Payments pursuant to the terms of this Agreement, and (ii) for the purchase by ESPV of Participation Interests pursuant to the Participation Agreement and the Participation Interest Purchase and Sale Agreement.

4. Withdrawal of Reserve Deposits from the Operating Account. Solely to the extent necessary to satisfy its obligations under Section 2(c), E@W may request ESPV to withdraw Reserve Deposits from the Operating Account from time to time. Additionally, upon a decrease in the available amount of Credit Advances under the Financing Agreement, E@W may request ESPV to return a corresponding amount of the Reserve Deposits to E@W.

5. Representations and Warranties. Each Party hereby makes the following representations and warranties to the other Party as of the date hereof:

(a)	Organization and Good Standing. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the full power, authority and the legal right to own its properties and conduct its business as now conducted, and to execute, deliver and perform its obligations under this Agreement and under each of the other Transaction Documents to which it is a party.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(b)	Due Qualification. It (i) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where such qualification is necessary in order to perform its duties hereunder and under each of the other Transaction Documents to which it is a party, (ii) has obtained all licenses and approvals as required under federal and state law that are necessary to perform its duties hereunder and under each of the other Transaction Documents to which it is a party and (iii) is in compliance with its organizational documents.

(c)	Due Authorization; Enforceability. It has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under each of the other Transaction Documents to which it is a party including, without limitation, the performance of the Services to be performed by it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party has been duly authorized by all necessary entity action on its part and do not and will not contravene any provision of its organizational documents. Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and/or other similar laws and general equitable principles.

(d)	No Conflict. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby does not violate, conflict with or result in a breach or default under (i) its organizational documents, (ii) any material federal, state or local law, rule or regulation applicable to it or (iii) any other material agreement or other document to which it is a party or by which it or any of its property is bound.

(e)	No Proceeding. There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or threatened against it which (i) if adversely determined, could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect or (ii) questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.

(f)

No Consents. Except as obtained prior to the date hereof, it is not required to obtain any consent, authorization, approval, order, license, franchise, permit, certificate or accreditation of, or make any filing or registration with, any court,

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

governmental agency or any regulatory or self-regulatory agency or authority or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or any of the other Transaction Documents to which it is a party.

6. Term. This Agreement shall commence on the date hereof and shall terminate upon the earliest of: (i) the final payment or other liquidation of the last outstanding Participation Interest and the remittance of all funds due hereunder; or (ii) by mutual consent of E@W and ESPV in writing. All Reserve Deposits, if any, remaining on deposit in the Operating Account upon termination of this Agreement shall be distributed to E@W or its designee.

7. Limitation on Duties. Each Party undertakes to perform only such duties as are expressly set forth herein with respect to such Party, and no additional duties or obligations shall be implied hereunder. In performing its duties under this Agreement, or upon the claimed failure to perform any of its duties hereunder, no Party shall be liable to any other Person for any damages, losses or expenses which may be incurred as a result of such Party so acting or failing to so act; provided, however, that no Party shall be relieved from liability for damages arising out of its gross negligence or willful misconduct under this Agreement. In no event shall a Party incur any liability with respect to (i) any action taken or omitted to be taken by it in good faith or (ii) any action taken or omitted to be taken by it in reliance upon the advice of its counsel.

8. Taxes.

(a)	Any and all payments by or on behalf of E@W hereunder shall be made free and clear of and without deduction or withholding for any and all current or future Taxes, levies, imposts, deductions or charges unless required by law. If any Taxes are required by law to be deducted or withheld from or in respect of any payment or sum payable hereunder by E@W, (x) the applicable withholding agent shall make such deductions and withholdings within the time allowed and in the minimum amount required by law, (y) the sum payable by E@W shall be increased by the amount (an “Additional Amount”) necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 8(a)) ESPV shall receive an amount equal to the sum it would have received had no such deductions or withholdings been made and (z) the withholding agent shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and shall promptly provide to ESPV an evidence of such payment to the relevant Governmental Authority (in a form reasonably satisfactory to ESPV).

(b)

E@W will pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp, stamp duty, registration, court, documentary, intangible, recording, filing or similar Taxes or any other excise or property taxes, charges or similar levies that arise from any payment made

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

hereunder, or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement that are or would be applicable to E@W or to ESPV, as applicable (“Other Taxes”).

(c)	E@W shall indemnify ESPV and its respective Affiliates for the full amount of Taxes and Other Taxes paid by ESPV or such Affiliates and any liability (including penalties, interest and expenses (including reasonable attorney’s and other advisors’ fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by ESPV or such Affiliate, absent manifest error, shall be final conclusive and binding for all purposes. Such indemnification shall be made within thirty (30) days after the date ESPV or such Affiliate makes written demand therefor

(d)	On the date hereof, and subsequently upon reasonable request by the other Party, each Party shall deliver to the other Party a completed and signed IRS Form W-8 or IRS Form W-9 (or any successor form) as applicable.

(e)	Notwithstanding anything to the contrary herein, each Party’s obligations under this Section 8 shall survive any assignment of rights hereunder and the termination of this Agreement.

9. Notices. Except as otherwise expressly provided herein, all notices required or agreed to be given pursuant hereto shall be in writing and shall be deemed to have been properly given, served and received (i) if delivered by messenger, when delivered, (ii) if mailed, on the third (3rd) Business Day after deposit in the United States of America mail certified, postage prepaid, return receipt requested or (iii) if delivered by reputable overnight express courier, freight prepaid, the next Business Day after delivery to such courier. Notices shall be addressed to the Parties as set forth below:

If to E@W, to:

Elastic@Work, LLC
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
Attention:	Chief Executive Officer
E-Mail:	krees@elevate.com

with a copy (for informational purposes only) to:

Alston & Bird LLP
2828 North Harwood Street, Suite 1800
Dallas, Texas 75201
Attention:	Mark W. Harris, Esq.
E-Mail:	mark.harris@alston.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

If to ESPV:

Elastic SPV, Ltd.
c/o Maples and Calder
P.O. Box 1093
Boundary Hall, Cricket Square
Grand Cayman, KY1-1102
Cayman Islands
Telephone:	(345) 814-5710
Attention:	Andrew Dean, Senior Vice President
E-Mail:	Andrew.Dean@maplesfs.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Telephone:	(312) 902-5297 and (312) 902-5495
Facsimile:	(312) 902-1061
Attention:	Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.
E-Mail:	mg@kattenlaw.com
Scott.lyons@kattenlaw.com

The Parties may change their addresses for notice by serving written notice upon all other Parties.

10. Governing Law. This Agreement shall be a contract made under, and governed and enforced in every respect by, the internal laws of the State of New York, without giving effect to its conflicts of law principles other than §5-1401 and 5-1402 of the New York General Obligations Law. Any dispute, controversy, or claim, whether contractual or non-contractual, between the Parties arising directly or indirectly out of or connected with this Agreement, including claims for declaratory relief, or relating to the breach or alleged breach of any representation, warranty, agreement, or covenant under this Agreement, unless mutually settled by the Parties, shall be determined by arbitration in the Borough of Manhattan, New York.

11. Complete Agreement. This Agreement, together with the agreements referenced herein, constitutes the complete agreement between the Parties with respect to the specific subject matter hereof and supersede all existing agreements and all oral, written, or other communications between the Parties concerning its subject matter. The Parties make no representations or warranties to each other, except as specifically set forth in or specified by this

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Agreement and the other Transaction Documents. All prior representations and statements made by any Party or its representatives, whether verbally or in writing, are deemed to have been merged into this Agreement.

12. Assignment. This Agreement is for the sole and exclusive benefit of the Parties and shall not be deemed to be for the benefit of any third-party. Neither Party shall assign or encumber any of its rights or delegate any of its obligations hereunder without prior written consent of the other Party. Any assignment or encumbrance in violation of the foregoing shall be void.

13. Waivers and Amendments. No delay on the part of a Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by such Party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the Parties.

14. References to Sections and Agreement; Captions. Unless otherwise indicated either expressly or by context, any reference in this Agreement to a “Section” shall be deemed to refer to a Section of this Agreement. All references herein to this Agreement shall, as of any time after the date hereof, be deemed to include all amendments hereto which have been made prior to such time in accordance with Section 14. Section captions, headings and titles used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

15. Jurisdiction, Venue and Service of Process. Subject to the provisions of Section 9, the Parties hereby consent to the exercise of jurisdiction over its person and its property by any court of competent jurisdiction situated in the City of Wilmington, Delaware (whether it be a court of the State of Delaware or a court of the United States of America situated in Wilmington, Delaware) for the enforcement of this Agreement or in any other controversy, dispute or question arising hereunder, and each Party hereby waives any and all personal or other rights to object to such jurisdiction for such purposes. Each Party, for itself and its successors and assigns, hereby waives any objection which it may have to the laying of venue of any such action or suit at any time, each Party agrees that service of process may be made, and personal jurisdiction over such Party obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation by personal delivery or by United States certified or registered mail, return receipt requested, addressed to such Party at its address for notices as provided in this Agreement. Each Party waives all claims of lack of effectiveness or error by reasons of any such service.

16. Confidentiality. All oral and written information about each of the Parties, their respective businesses and customers, and this Agreement (collectively, the “Records”), are valuable and proprietary assets. Each Party (and each of their respective employees and agents) shall treat the Records as strictly confidential and, except as expressly authorized hereunder, will not disclose such Records to any Person (other than its Affiliates and, in the case of ESPV, to proposed transferees of the Participation Interests and in connection with the exercise of any

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

right or remedy under this Agreement) or use such Records other than in accordance therewith. Each Party will use its best efforts to ensure that its employees and agents maintain such confidentiality. Each Party will notify the other Parties immediately upon receiving a subpoena or other legal process about any other Party’s Records and will cooperate with the other Parties to comply with or oppose the subpoena or legal process. This Section 15 will not apply to information, documents, and material that are in or enter the public domain other than through a wrongful act or omission of a Party.

17. Jury Waiver. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PARTIES EACH REPRESENT TO EACH OTHER THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL WITHOUT A JURY.

18. Compliance with Law and Regulations. The performance of each of the Parties under this Agreement is subject to all applicable Requirements and any Governmental Authority and each Party hereby covenants to comply with all applicable Requirements and the lawful and reasonable actions or requests of duly authorized Regulatory Authorities in connection with the matters contemplated by this Agreement. If any Party becomes aware of any change in any Requirement affecting the performance of obligations by any Party under this Agreement, it shall promptly thereafter provide written notice of the same to the other Parties, provided that the failure to provide such notice shall not relieve any Party of its obligation to comply with all applicable Requirements as may change from time to time. Nothing in this Agreement shall be construed as compelling any Party to act in violation of any applicable Requirements.

19. Survival. Except as otherwise expressly provided herein, all the representations, warranties, terms and covenants of the Parties shall survive the termination of this Agreement.

20. No Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person; provided that, notwithstanding the foregoing, each of Lender and Victory Park shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

22. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the Parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same agreement. A copy of an executed signature page to this Agreement delivered by any Party via facsimile or by other electronic means shall be deemed effective on the date of such delivery.

23. Limited Recourse and Non-Petition. E@W shall have recourse only to the net assets of ESPV (other than any Collateral excluded pursuant to Section 2.1 of the Security Agreement) (the “ESPV Assets”) following the realization of Collateral in accordance with the terms of the Security Agreement. If the proceeds following the realization of such ESPV Assets (the “Net Proceeds”) are insufficient to discharge all payments which, but for the effect of this clause, would then be due and payable to E@W hereunder (the “Amounts Due”), the obligations of ESPV to E@W hereunder shall be limited to the amounts available from the Net Proceeds and no debt shall be owed to E@W by ESPV for any further sum. E@W shall not take any action or commence any proceedings against ESPV to recover any Amounts Due except as expressly permitted by the provisions of this Agreement. E@W shall not take any action or commence any proceedings or petition a court for the liquidation of ESPV, nor enter into any arrangement, reorganization or insolvency proceedings in relation to ESPV whether under the laws of the Cayman Islands or other applicable bankruptcy laws until after the later to occur of the payment of all of the Amounts Due or the application of all of the Net Proceeds. E@W hereby acknowledges and agrees that the ESPV’s obligations under this Agreement are solely the corporate obligations of ESPV, and that E@W shall not have any recourse against any of the directors, officers or employees of ESPV for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with any transactions contemplated by this Agreement.

[Signatures on Next Page]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

E@W:

ELASTIC@WORK, LLC

By:	/s/ Kenneth E. Rees
	Name:	Kenneth E. Rees
	Title:	President and CEO

ESPV:

ELASTIC SPV, LTD.

By:	/s/ Andrew Dean
	Name:	Andrew Dean
	Title:	Director

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.